CONSENT AND SUBORDINATION AGREEMENT

                                      AMONG

                         IHS FACILITY MANAGEMENT, INC.,

                INTEGRATED HEALTH SERVICES FRANCHISING CO., INC.,

                      LYRIC HEALTH CARE HOLDINGS III, INC.,

                             LYRIC HEALTH CARE LLC,

                             MONARCH PROPERTIES, LP

                                       AND

                    THE ENTITIES LISTED ON ATTACHED EXHIBIT A

                            DATED AS OF JUNE 23, 1998



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                       CONSENT AND SUBORDINATION AGREEMENT

     THIS CONSENT AND SUBORDINATION AGREEMENT (this "Agreement") is made and entered into as of June 23, 1998, by IHS FACILITY MANAGEMENT, INC., a Delaware corporation, the address of which is 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Manager"), INTEGRATED HEALTH SERVICES FRANCHISING CO., INC., a Delaware corporation, the address of which is 10065 Red Run Boulevard, Owings Mills, MD 21117 ("Franchisor"), the entities listed on attached EXHIBIT A (each, a "Subsidiary" and, collectively, the "Subsidiaries"), LYRIC HEALTH CARE HOLDINGS III, INC., a Delaware corporation, the address of which is 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Master Lessee"), LYRIC HEALTH CARE LLC, a Delaware limited liability company, the address of which is 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Lyric") and MONARCH PROPERTIES, LP, a Delaware limited partnership, the address of which is 8889 Pelican Bay Boulevard, Naples, Florida 34103 ("Master Lessor").

     The circumstances underlying the execution of this Agreement are as follows:

     A. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings given them in Section 1 herein.

     B. Concurrently herewith, Master Lessor has acquired from the Subsidiaries the Facilities. Also concurrently herewith, Master Lessor and Master Lessee have entered into the Master Lease and Master Lessee has subleased the Facilities to the respective Subsidiaries who owned them immediately prior to Master Lessor's acquisition of them. The obligations of Master Lessee and the respective Subsidiaries under the Master Lease are secured by, among other things, (i) the Lyric Guaranty and (ii) security interests in the Secured Property granted by Master Lessee and each of the Subsidiaries to Master Lessor pursuant to the Security Agreements.

     C. Also concurrently herewith, Lyric has entered into the Master Management Agreement with Manager, and with the consent of Master Lessee, each of the Subsidiaries has entered into a Facility Management Agreement with Manager, pursuant to which Manager has agreed to provide certain management services to the respective Facilities. Lyric also has entered into a Master Franchise Agreement with Franchisor, and with the consent of Master Lessee, each of the Subsidiaries has entered into a Facility Franchise Agreement with Franchisor, pursuant to which Franchisor has agreed to make available to Lyric and the Subsidiaries certain trade names, trade marks and systems in connection with the Subsidiaries' operation of the respective Facilities.

     D. The Master Management Agreement provides for the payment to Manager of certain Fees, including the Base Management Fee and the Incentive Management Fee, and provides that Manager may make Manager Loans to the respective
Subsidiaries to provide working capital and/or to make capital or other improvements to the Facilities.


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     E. The Franchise  Agreement  also provides for the payment to Franchisor of certain Fees, including the Franchise Fee.

     F. Master Lessor is willing to consent to the Management Agreement only if Manager agrees, among other things, that: (i) the Management Agreement, including without limitation any provisions therein for the payment or repayment, as the case may be, of any Fees and Manager Loans payable from time to time, is subject and subordinate in all respects to the rights of Master Lessor and the obligations of Lyric, Master Lessee and the Subsidiaries under the Lease Documents; (ii) upon the occurrence of certain events as set forth in this Agreement, Master Lessor shall have the right to terminate the respective Facility Management Agreements; and (iii) Master Lessor, as owner of the Facilities, will not be bound by any of the obligations of the Subsidiaries, Master Lessee or Lyric under the Management Agreement or be responsible under the Management Agreement in any capacity.

     G. Master Lessor is willing to consent to the Franchise Agreement only if Franchisor agrees, among other things, that: (i) the Franchise Agreement, including without limitation any provisions therein for the payment of any Fees payable from time to time, is subject and subordinate in all respects to the rights of Master Lessor and the obligations of Lyric, Master Lessee and the Subsidiaries under the Lease Documents; (ii) upon the occurrence of certain events as set forth in this Agreement, Master Lessor shall have the right to terminate the respective Facility Franchise Agreements; and (iii) Master Lessor, as owner of the Facilities, will not be bound by any of the obligations of the Subsidiaries, Master Lessee or Lyric under the Franchise Agreement or be responsible under the Franchise Agreement in any capacity.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned agrees as follows:

     1. DEFINITIONS. The following terms shall have the respective meanings given them below:

     "Annual Fee" means the "Annual Fee," as defined in the Facility Franchise Agreement.

     "Base Management Fee" means the "Base Management Fee," as defined in the Management Agreement.

     "Code" means the Federal Bankruptcy Code, 11 USC ss.101, et. seq., as the same may be amended from time to time

     "Continuing Annual Fee" means the "Continuing Annual Fee," as defined in the Master Franchise Agreement.

     "Deferred Franchise Fees" means any Franchise Fee (a) that Franchisor would be entitled, pursuant to the Franchise Agreement, to receive during any calendar month and (b) the payment of which is deferred for any reason, including as required by any provision of this Agreement.


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     "Deferred  Management  Fees" means any Base Management Fee and/or Incentive
Management Fee (a) that Manager would be entitled, pursuant to the Management Agreement, to receive during any calendar month or fiscal quarter, as the case may be, and (b) the payment of which is deferred for any reason, including as required by any provision of this Agreement.

     "Facilities" means the healthcare  facilities described on attached EXHIBIT
A.

     "Facility" means any of the Facilities.

     "Facility Franchise Agreement" means each Facility Franchise Agreement dated as of the date hereof among Franchisor, Lyric and a Subsidiary, consented to by Master Lessee.

     "Facility Funds" means the "Facility Funds," as defined in the Management Agreement.

     "Facility Management Agreement" means each Facility Management Agreement dated as of the date hereof between Manager and a Subsidiary, consented to by Master Lessee.

     "Facility Sublease" means each Facility Sublease dated as of the date hereof between Master Lessee and a Subsidiary.

     "Fees" means any fees payable by Lyric, Master Lessee or a Subsidiary to Manager or Franchisor pursuant to the Management Agreement or the Franchise Agreement, including without limitation the Base Management Fee, the Incentive Management Fee and any Franchise Fee.

     "Financial Covenants" means the covenants of Lyric set forth in Section 13 of the Lyric Guaranty.

     "Franchise Agreement" means, collectively, the Master Franchise Agreement and each Facility Franchise Agreement.

     "Franchise Fee" means any fee payable pursuant to the Franchise Agreement, including without limitation the Annual Fee and the Continuing Annual Fee.

     "Incentive Management Fee" means the "Incentive Management Fee," as defined in the Management Agreement.

     "Lease Documents" means, collectively, the Master Lease, the Facility Subleases, the Lyric Guaranty and any other documents executed and/or delivered by Master Lessee, Lyric or any of the Subsidiaries in connection with or pursuant to the Master Lease and the Facility Subleases.

     "Lyric Guaranty" means a Guaranty dated as of the date hereof executed by Lyric and pursuant to which Lyric has guaranteed to Master Lessor the payment and performance by Master Lessee and the Subsidiaries of their obligations under the Master Lease and the Facility Subleases.


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     "Management  Agreement" means,  collectively,  the Management Agreement and each Facility Management Agreement.

     "Manager Loan(s)" means any loan(s) made by Manager to any of the Subsidiaries pursuant to the Management Agreement, whether to provide working capital or to make capital or other improvements to any of the Facilities.

     "Master  Franchise   Agreement"  means  the  Amended  and  Restated  Master
Franchise Agreement dated as of the date hereof between Franchisor and Lyric.

     "Master Lease" means the Master Lease dated as of the date hereof between Master Lessor and Master Lessee.

     "Master Management Agreement" means the Amended and Restated Master Management Agreement dated as of the date hereof between Manager and Lyric.

     "Owner Expenditures" means the "Owner Expenditures," as defined in Section 3.16(a) of the Master Management Agreement.

     "Proprietary Materials" the trademarks, trade names, service marks, computer software, trade dress, uniforms and copyrighted or copyrightable manuals, contract forms and other document forms covered by the Franchise Agreement.

     "Secured Property" means the property of the Subsidiaries in which the Subsidiaries and Master Lessee has granted to Master Lessor a security interest pursuant to any of the Security Agreement.

     "Security Agreement" means the Security Agreement dated as of the date hereof among the respective Subsidiaries, Master Lessee and Master Lessor.

     2. CONSENT. Subject to the terms and conditions of this Agreement, Master Lessor hereby consents to the Management Agreement and the Franchise Agreement; provided, however, that such consent shall not be deemed to be a waiver by Master Lessor of any rights of the Master Lessor, or the duties and obligations of the Master Lessee, under the Master Lease.

     3. SUBORDINATION OF MANAGEMENT AGREEMENT.

          (a) The rights of Manager and the obligations of Lyric, Master Lessee and the Subsidiaries under the Management Agreement, and any renewals, amendments, extensions, replacements, consolidations or substitutions thereof, are and shall be subject and subordinate at all times and in all respects to the rights of Master Lessor and all of the obligations of Lyric, Master Lessee and the Subsidiaries under the Lease Documents and all amendments, extensions, replacements, modifications, renewals or restatements thereof.



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



          (b) Without limiting the generality of Subsection (a) above, the obligations of Lyric, Master Lessee and/or the Subsidiaries to pay or repay, as the case may be, any Fees and/or Manager Loans under the Management Agreement shall be and at all times remain subject and subordinate in all respects to all of the obligations of Lyric, Master Lessee and the Subsidiaries to Master Lessor under the Lease Documents.

          (c) No portion of the Base Management Fee or Incentive Management Fee or Deferred Management Fees shall be paid without the prior, written approval of Master Lessor at any time after (i) the occurrence and continuance of an Event of Default under the Master Lease or any Facility Sublease, or (ii) a default by Lyric under the Lyric Guaranty that is not cured within any applicable grace or cure period specified therein, or (iii) a default by any of the Subsidiaries, Master Lessee, Lyric, Franchisor or Manager under this Agreement that is not cured within any applicable grace or cure period specified herein.

          (d) If (i) during the course of any fiscal year of a Subsidiary, Manager has received any Incentive Management Fee and (ii) as of the end of such fiscal year, Lyric is not in compliance with the Financial Covenants, then Manager may retain such Fees only if and to the extent that the payment of such Fees does not result in a violation by Lyric of the Financial Covenants as of the end of such fiscal year, and Manager immediately shall repay to Master Lessee or the applicable Subsidiary the excess. Manager shall deliver to Master Lessor, within one hundred and twenty (120) days after the end of each fiscal year of Master Lessee, a written reconciliation, in form and substance satisfactory to Master Lessor, that sets forth (i) the aggregate Incentive Management Fee actually paid to Manager during such fiscal year; (ii) the amount of any Deferred Management Fees that have accrued during such fiscal year; and
(iii) such information as is required by Master Lessor to enable Master Lessor to determine whether, as of the end of such fiscal year, Lyric is in compliance with the Financial Covenants and the amount of Incentive Management Fee, if any, that Manager is required to repay.

          (e) If Manager accrues any Deferred Management Fees during any calendar month or fiscal quarter of a Subsidiary, such Deferred Management Fees may be paid to Manager only to the extent that the payment of such Deferred Management Fees to Manager will not result in a violation by Lyric of the Financial Covenants for the period during which such Deferred Management Fees are paid to Manager.

          (f) If Master Lessor terminates the Master Lease following an Event of Default thereunder, Master Lessor shall have the right to terminate each Facility Management Agreement pursuant to Section 8.1 of the Master Management Agreement (which is incorporated into each Facility Management Agreement by reference). Without limiting the generality of the foregoing, Manager, Master Lessee and the Subsidiaries acknowledge and agree that, if Master Lessor (i) terminates the Master Lease or (ii) recovers possession of any Facility in accordance with the provisions of the Master Lease, then Master Lessor shall have the right, immediately upon written notice to Manager, to terminate the Facility Management Agreement relating to such Facility. If Master Lessor terminates the Management Agreement in accordance with this Section, the following provisions shall apply:


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               (i) Manager agrees to extend all reasonable cooperation to Master
          Lessor and its nominee in order to accomplish an orderly transition of management of the applicable Facility, and, if requested by such party, Manager shall continue to manage the Facility on an "at will" basis for a period not to exceed ninety (90) days from the effective date of such termination, until such time as an orderly transfer of management has been accomplished.

               (ii) In order to further the orderly transition of management of the applicable Facility, Manager agrees to:

                    (A) Promptly  provide  Master  Lessor or its nominee with an accounting of Manager's activities during the term of the applicable Facility Management Agreement;

                    (B) Promptly  turn over to Master  Lessor or its nominee all funds and other property of the applicable Subsidiary that is in Manager's possession or under its control;

                    (C) Provide to Master Lessor or its nominee all  information requested by Master Lessor or its nominee and necessary for the preparation and filing of any and all necessary applications and notifications of any federal or state governmental authority having jurisdiction over a change in the operational control of the applicable Facility, and use its commercially reasonable efforts to cause the operating health care licenses to be transferred to Master Lessor or its nominee; and

                    (D) Supply to Master Lessor or its nominee any and all other information that reasonably may be required in order to effect an orderly transfer of the applicable Facility.

               (iii) Neither Master Lessor nor its nominee shall be responsible for the payment to Manager of any Fees payable to Manager pursuant to the applicable Facility Management Agreement and attributable to the period prior to the date on which Master Lessor terminates the Master Lease with respect to the applicable Facility or recovers possession of the applicable Facility in accordance with the provisions of the Master Lease.

     4.  OTHER  COVENANTS  OF  MANAGER.   Manager  hereby  specifically  agrees,
represents and acknowledges to Master Lessor the following.

          (a) Manager has reviewed and consents to and approves the terms and conditions of the Master Lease.

          (b) Master Lessor shall not be deemed an "Operator", as that term is normally


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used in the nursing care  industry,  and there shall be no  obligation by Master
Lessor to satisfy or perform any of the terms, conditions, obligations or duties contained in the Management Agreement. Manager shall continue to look solely to Master Lessee, Lyric and the Subsidiaries for all indemnifications, duties and obligations of the "Operator" arising under the Management Agreement. Master Lessor shall have no fiduciary duty to Manager whatsoever, and neither Master Lessee nor the Subsidiaries shall, under any circumstance, be deemed to act as Master Lessor's agent in the performance of the obligations of the owner under the Management Agreement.

          (c) Manager, as the Manager under the Management Agreement, shall extend all reasonable and necessary cooperation to Master Lessor, Lyric and the Subsidiaries, in order to permit Master Lessee, Lyric and the Subsidiaries to provide copies to Master Lessor of all financial statements, reports or notices required by the terms and conditions of the Master Lease.

          (d) Manager shall not cause or, by failure to perform under the Management Agreement, create a default under the Master Lease. Manager shall not amend or modify the Management Agreement in any material respect without Master Lessor's prior written consent, which consent shall not be unreasonably withheld.

          (e) Manager agrees that any transfer of the Master Management Agreement other than to the transferee in a Transfer as to which Master Lessor's approval is not required under the Master Lease, or any substitution of parties thereunder other than the substitution of the transferee in a Transfer as to which Master Lessor's approval is not required under the Master Lease, shall require the prior consent of Master Lessor.

     5. SUBORDINATION OF FRANCHISE AGREEMENT.

          (a) The rights of Franchisor and the obligations of Lyric, Master Lessee and the Subsidiaries under the Franchise Agreement, and any renewals, amendments, extensions, replacements, consolidations or substitutions thereof, are and shall be subject and subordinate at all times and in all respects to the rights of Master Lessor and all of the obligations of Lyric, Master Lessee and the Subsidiaries under the Lease Documents and all amendments, extensions, replacements, modifications, renewals or restatements thereof.

          (b) Without limiting the generality of Subsection (a) above, the obligations of Lyric, Master Lessee and/or the Subsidiaries to pay or repay, as the case may be, any Fees under the Franchise Agreement shall be and at all times remain subject and subordinate in all respects to all of the obligations of Lyric, Master Lessee and the Subsidiaries to Master Lessor under the Lease Documents.

          (c) No portion of any Franchise Fee or Deferred Franchise Fees shall be paid at any time after (i) the occurrence of an Event of Default under the Master Lease, or (ii) a default by Lyric under the Lyric Guaranty, or (iii) a default by any of the Subsidiaries, Master Lessee, Lyric or Franchisor under this Agreement.


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          (d) If  Franchisor  accrues  any  Deferred  Franchise  Fees during any calendar month or fiscal quarter of a Subsidiary, such Deferred Franchise Fees may be paid to Franchisor only to the extent that the payment of such Deferred Franchise Fees to Franchisor will not result in a violation by Lyric of the Financial Covenants for the period during which such Deferred Franchise Fees are paid to Franchisor.

          (e) If Master Lessor terminates the Master Lease following an Event of Default thereunder, Master Lessor shall have the right to terminate each Facility Franchise Agreement pursuant to Section 8.1 of the Master Franchise Agreement (which is incorporated into each Facility Franchise Agreement by reference). Without limiting the generality of the foregoing, Franchisor, Master Lessee and the Subsidiaries acknowledge and agree that, if Master Lessor (i) terminates the Master Lease or (ii) recovers possession of any Facility in accordance with the provisions of the Master Lease, then Master Lessor shall have the right, immediately upon written notice to Franchisor, to terminate the Facility Franchise Agreement relating to such Facility. If Master Lessor terminates the Franchise Agreement in accordance with this Section, the following provisions shall apply:

               (i) Franchisor agrees to extend all reasonable cooperation to Master Lessor and its nominee in order to accomplish an orderly transition of Franchise of the applicable Facility.

               (ii) Neither Master Lessor nor its nominee shall be responsible for the payment to Franchisor of any Fees payable to Franchisor pursuant to the applicable Facility Franchise Agreement and attributable to the period prior to the date on which Master Lessor terminates the Master Lease with respect to the applicable Facility or recovers possession of the applicable Facility in accordance with the provisions of the Master Lease.

               (iii)  Franchisor  shall deliver to Master Lessor,  within thirty
          (30) days after Franchisor's receipt of Master Lessor's notice of termination, written notice identifying with specificity the
          Proprietary Materials covered by the Franchise Agreement. Master Lessor and its nominee shall not be permitted the continued use of any Proprietary Materials in connection with the operation of a Facility. Master Lessor and its nominee shall have no liability to Franchisor as a result of the continued use by Master Lessor or its nominee, in connection with its operation of any of the Facilities, of any and all other Proprietary Materials and any other protocols, methods, procedures, systems and ideas used by Manager in connection with its operation of any Facility prior to the date on which the applicable Facility Management Agreement and/or Facility Franchise Agreement is terminated.

     6. OTHER COVENANTS OF FRANCHISOR.

     Notwithstanding anything to the contrary set forth in the Franchise Agreement, if and to


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the extent that a conflict  exists  between the  obligations  of Master  Lessee,
Lyric and/or any of the Subsidiaries pursuant to the Master Franchise Agreement (including without limitation pursuant to Sections 6.12 and 13.4 thereof) and the obligations of Master Lessee, Lyric and/or any of the Subsidiaries pursuant to the Lease Documents, the terms of the Master Lease shall govern, and neither Master Lessee, Lyric nor any Subsidiary shall be deemed to be in default under the Franchise Agreement as a result of such conflict.

     7. BANKRUPTCY. If the Master Lessee or the Subsidiaries, or any one of them, commences a case under any Chapter of the Code, each of Manager and Franchisor agrees and covenants with Master Lessor as follows:

          (a) Manager or Franchisor, as the case may be, will not file any motion or other pleading seeking relief from its obligations under the Management Agreement or the Franchise Agreement, as the case may be, including without limitation the filing of a motion to cause such debtor to assume or reject the Management Agreement or Franchise Agreement, as the case may be, prior to the confirmation of a plan of reorganization.

          (b) Manager or Franchisor, as the case may be, will not serve upon any creditors' or other committee appointed in the bankruptcy case without Master Lessor's prior written consent, which Master Lessor may withhold in its sole and absolute discretion.

          (c) Manager or Franchisor, as the case may be, will not object to the sale of property (including all or a portion of any Facility) either pursuant to Section 363 of the Code or a chapter 11 plan without Master Lessor's prior written consent, which Master Lessor may withhold in its sole and absolute discretion.

          (d) Manager or Franchisor, as the case may be, will not commence, join in or otherwise support or cooperate with, in any manner whatsoever, (i) any objection to Master Lessor's claim; (ii) any proceeding to determine the value of any of the assets serving as collateral security to Master
     Lessor or objection to a valuation of any of the assets serving as collateral security to Master Lessor as determined by Master Lessor, unless compelled to do so by duly issued process; or (iii) any action to subordinate the claims, liens and/or security interests held by Master Lessor.

          (e) Manager or Franchisor, as the case may be, will not file, join in or otherwise support in any manner whatsoever any motion or other pleading seeking the appointment of a trustee or examiner without Master Lessor's prior written consent, which Master Lessor may withhold in its sole and absolute discretion.

          (f) Manager or Franchisor, as the case may be, will not file, join in or otherwise support in any manner whatsoever any motion or other pleading seeking (i) the conversion of the bankruptcy case to one under another Chapter of the Code; or (ii) the


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



     dismissal of the case, without Master Lessor's written consent, which Master Lessor may withhold in its sole and absolute discretion.

          (g) Manager or Franchisor, as the case may be, will not object to any disclosure statement filed in the bankruptcy case without Master Lessor's prior written consent, which Master Lessor may withhold in its sole and absolute discretion.

          (h) Manager or Franchisor, as the case may be, will not propose any plan (or any modifications thereof) without Master Lessor's prior written consent, which Master Lessor may withhold in its sole and absolute discretion.

          (i) Manager or Franchisor, as the case may be, will not vote to accept or reject any plan (or any modifications thereof) without Master Lessor's prior written consent, which Master Lessor may withhold in its sole and absolute discretion.

          (j) Manager or Franchisor, as the case may be, shall vote in favor of any plan proposed by Master Lessor unless Master Lessor otherwise directs in writing.

          (k) Manager or Franchisor, as the case may be, will not object to confirmation of any plan (or any modifications thereof) without Master Lessor's prior written consent, which Master Lessor may withhold in its sole and absolute discretion.

          (l) Manager or Franchisor, as the case may be, will not seek revocation of an order confirming any plan without Master Lessor's prior written consent, which Master Lessor may withhold in its sole and absolute discretion.

     8. MISCELLANEOUS.

          (a) This Agreement constitutes the sole agreement between Manager, Franchisor, Lyric, the Subsidiaries, Master Lessee and Master Lessor with respect to the matters set forth in this Agreement. Any promise, representation, inducement or condition concerning or respecting the matters set forth in this Agreement that is not expressly set forth in this Agreement shall be of no force and effect. Manager, Franchisor, Lyric, Master Lessee and the Subsidiaries represent to Master Lessor that, except for the Management Agreement and the Franchise Agreement and as otherwise expressly set forth herein, there are no other oral or written agreements, promises, representations, inducements or conditions between the parties involving, directly or indirectly, the subject matters set forth in this Agreement.

          (b) All of the covenants contained herein shall be binding upon and shall inure to the benefit of the successors and assigns of the Manager, Franchisor, Lyric, the Subsidiaries, Master Lessee and Master Lessor.

          (c) Any Fees paid to Manager or Franchisor in violation of the provisions of this Agreement shall be deemed to have been made or transferred in trust for Master Lessor, and

Manager or Franchisor, as the case may be, immediately shall pay or transfer the same to Master Lessor, at any time that an Event of Default exists and is continuing under the Master Lease or to Master Lessee or the applicable Subsidiar(y)(ies) at any other time during the term of the Master Lease.

          (d) This Agreement may not be amended by the conduct or further agreement of Manager, Franchisor, Lyric, Master Lessee, the Subsidiaries or Master Lessor, except by a written agreement that is executed by parties to be bound and that specifically provides that it is an amendment to this Agreement.

          (e) This Agreement shall be construed in each and every respect in accordance with the laws of the State of New York. If any provision in this Agreement is in conflict with such laws, or is otherwise unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such conflict or unenforceability, and it shall be severed from and shall not invalidate any other provision of this Agreement.

          (f) The waiver or non-enforcement by Master Lessor of any breach of any provision of this Agreement shall not be deemed a continuing waiver or a waiver of any subsequent breach of the same or any provision of this instrument.

          (g) Each of Manager and Franchisor agrees that Master Lessor shall be a third party beneficiary of the representations, warranties and covenants of Manager or Franchisor, as the case may be, under the Management Agreement or the Franchise Agreement, as the case may be.

          (h) Notice to Master Lessor shall be given at substantially the same time as notice to Manager, Franchisor, Lyric, Master Lessee or the Subsidiaries, as applicable. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed, registered or certified mail, postage prepaid, or by national overnight delivery service such as Federal Express or DHL, properly addressed as follows:

                  If to Manager or         To its address set forth on Page 1
                    Franchisor:            of this Agreement
                                           Attn: Daniel J. Booth
                                           Copy to:  Marshall A. Elkins, Esq.
                                           Telephone No.: (410) 998 - 8768
                                           Facsimile No.: (410) 998 - 8695

                  If to any of the         To the address of the Master Lessee
                    Subsidiaries:

                  If to Master Lessee:     To its address set forth on Page 1
                                           of this Agreement
                                           Attn: Daniel J. Booth
                                           Copy to:  Marshall A. Elkins, Esq.
                                           Telephone No.:  (410) 998-8768
                                           Facsimile No.:  (410) 998-8695

                  If to Master Lessor:     To its address set forth on Page 1
                                           of this Agreement
                                           Attn: John B. Poole
                                           Telephone No.:  (941) 598-5605
                                           Facsimile No.:  (941) 566-6082

                                           with a copy to:

                                           LeBoeuf, Lamb, Greene & MacRae L.L.P.
                                           125 West 55th Street
                                           New York, N.Y. 10019-5389
                                           Attention: John R. Fallon, Jr., Esq.
                                           Telephone No.:  (212) 424-8279
                                           Facsimile No.:  (212) 424-8500

          (i) Each of Manager and Franchisor shall furnish to Master Lessor copies of each report that it furnishes to each Subsidiary. Such reports shall be furnished to Master Lessor at substantially the same time as they are furnished to the applicable Subsidiary.

          (j) Each of Lyric, Master Lessee, the Subsidiaries, Manager and Franchisor shall each furnish to Master Lessor copies of any notices of default that one sends to the other, but inadvertent failure to do so shall not be a default hereunder or under any other agreement in effect with Master Lessor.


                             SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the undersigned have executed this Consent and Subordination Agreement as of the date first above written.

                                    MANAGER:

                                    IHS FACILITY MANAGEMENT, INC.

                                    By:
                                       -----------------------------------------
                                    Name:    Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    FRANCHISOR:

                                    INTEGRATED HEALTH SERVICES
                                    FRANCHISING CO., INC.

                                    By:
                                       -----------------------------------------
                                    Name:    Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    SUBSIDIARIES:

                                    [INSERT SUBSIDIARIES]

                                    By:
                                       -----------------------------------------
                                    Name:    Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    MASTER LESSEE:

                                    LYRIC HEALTH CARE HOLDINGS III, INC.

                                    By:
                                       -----------------------------------------
                                    Name:    Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    LYRIC:

                                    LYRIC HEALTH CARE LLC

                                    By:      Integrated Health Services, Inc.,
                                             its Member

                                    By:
                                       -----------------------------------------
                                    Name:    Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    MASTER LESSOR:

                                    MONARCH PROPERTIES, LP

                                    By:      MP Operating, Inc.,
                                             its General Partner

                                    By:
                                       -----------------------------------------
                                    Name:    John B. Poole
                                         ---------------------------------------
                                    Title: President and Chief Executive Officer
                                          --------------------------------------


                                       S-2